UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 21, 2007 (December 19, 2007)

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 8.01 of Section 8 under the heading “Issuance of the TECO Finance Notes” is hereby incorporated by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 8.01 of Section 8 under the heading “Issuance of the TECO Finance Notes” is hereby incorporated by reference.

Section 8 – Other Events

Item 8.01	Other Events.

Expiration and Results of the Tender Offer

As of 5:00 p.m., New York City time, December 19, 2007, the expiration date for TECO Energy, Inc.’s previously announced offer to purchase for cash any and all of the $300 million outstanding principal amount of its 7.50% notes due 2010 (CUSIP No. 872375AK6), approximately $297.2 million principal amount of notes had been validly tendered and not withdrawn. Notes validly tendered before the expiration date and not previously settled, and accepted for payment, had a settlement date of December 21, 2007. Holders whose notes were purchased were paid accrued and unpaid interest up to, but not including, the settlement date. The tender offer was made on the terms and conditions set forth in an offer to purchase dated November 20, 2007, and related letter of transmittal.

CitiGroup Global Markets Inc. and J.P. Morgan Securities Inc. served as lead dealer managers for the tender offer. Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC served as co-dealer managers for the tender offer. Global Bondholder Services Corporation served as the information agent and depositary for the tender offer.

Expiration and Results of the Exchange Offers

As previously announced, in four separate exchange offers, TECO Energy and TECO Finance, Inc., a wholly-owned finance subsidiary of TECO Energy, offered eligible holders:

•

To exchange outstanding TECO Energy 7.20% notes due 2011 or TECO Energy 7.00% notes due 2012, for newly issued TECO Finance 6.572% notes due 2017, subject to proration to the extent necessary to limit the aggregate principal amount of TECO Finance notes due 2017 to $300 million (the “TECO Finance 2017 notes exchange offer”); or

•	To exchange TECO Energy 7.20% notes due 2011, for a like principal amount of newly issued TECO Finance 7.20% notes due 2011 (the “2011 par-for-par exchange offer”); and

•	To exchange TECO Energy 7.00% notes due 2012, for a like principal amount of newly issued TECO Finance 7.00% notes due 2012 (the “2012 par-for-par exchange offer”); and

•	To exchange outstanding TECO Energy 6.75% notes due 2015 for a like principal amount of newly issued TECO Finance 6.75% notes due 2015 (the “2015 par-for-par exchange offer”).

The TECO Finance 2017 notes exchange offer expired at 5:00 p.m., New York City time, December 19, 2007. The par-for-par exchange offers expired at 12:00 midnight, New York City time, December 19, 2007. Upon expiration, the following principal amount of notes had been tendered and were accepted in the exchange offers:

TECO Energy notes	TECO Finance 2017 notes exchange offer	Par-for-par exchange offer	Total
7.20% notes due 2011	$236.4 million	$171.8 million	$408.3 million

7.00% notes due 2012	$63.6 million	$236.2 million	$299.8 million

6.75% notes due 2015	N/A	$191.2 million	$191.2 million

TECO Energy notes accepted for exchange in the TECO Finance 2017 notes exchange offer were subject to proration so that TECO Finance only issued a maximum of $300 million aggregate principal amount of TECO Finance notes due 2017. Holders of TECO Energy notes due 2011 participating in the TECO Finance 2017 notes exchange offer were given priority before holders of TECO Energy notes due 2012 could participate in such exchange offer. The proration factor applied to the TECO Energy notes due 2012 was approximately 40.9604% (rounded up to the nearest $1,000 of principal amount for each tendering holder). Notes of holders participating in the TECO Finance 2017 notes exchange offer that were not accepted, due to acceptance priority and proration, were deemed tendered in the applicable par-for-par exchange offer.

Settlement of the exchange offers occurred on December 21, 2007. Upon settlement, TECO Finance issued:

•	$300 million aggregate principal amount of 6.572% notes due 2017;

•	Approximately $171.8 million aggregate principal amount of 7.20% notes due 2011;

•	Approximately $236.2 million aggregate principal amount of 7.00% notes due 2012; and

•	Approximately $191.2 million aggregate principal amount of 6.75% notes due 2015.

In addition, TECO Energy paid an aggregate of approximately $30.0 million in cash in early participation payments for TECO Energy notes tendered prior to the applicable early participation dates, in payment of the cash portion of the exchange consideration in connection with the TECO Finance 2017 notes exchange offer and in payment of accrued and unpaid interest on the accepted TECO Energy notes up to, but not including, the settlement date.

The exchange offers were made on the terms and conditions set forth in a confidential offering memorandum dated November 20, 2007, and related letter of transmittal, distributed to “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act of 1933, or persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act of 1933.

CitiGroup Global Markets Inc. and J.P. Morgan Securities Inc. served as lead dealer managers for the exchange offers. Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC served as co-dealer managers for the exchange offers. Global Bondholder Services Corporation served as information agent and exchange agent for the exchange offers.

Issuance of the TECO Finance Notes

On December 21, 2007, TECO Finance, as issuer, TECO Energy, as guarantor, and The Bank of New York Trust Company, N.A., as trustee, entered into an indenture, a first supplemental indenture and a second supplemental indenture, governing the newly issued TECO Finance notes. The indenture provides for the issuance from time to time of various series of debt securities, including the TECO Finance notes. The TECO Finance 6.572% notes due 2017, the TECO Finance 7.20% notes due 2011 and the TECO Finance 7.00% notes due 2012 were issued pursuant to the first supplemental indenture. The TECO Finance 6.75% notes due 2015 were issued pursuant to the second supplemental indenture. The TECO Finance notes issued in the par-for-par exchange offers have the same interest rate, interest payment dates, maturity and covenants as the corresponding TECO Energy notes. Interest on each series of TECO Finance notes accrues from the settlement date of the exchange offers.

Pursuant to the indenture, as supplemented,

•	the TECO Finance 6.572% notes due 2017 bear interest at a rate of 6.572% per year, payable on May 1 and November 1 of each year, beginning May 1, 2008, and mature on November 1, 2017;

•	the TECO Finance 7.20% notes due 2011 bear interest at a rate of 7.20% per year, payable on May 1 and November 1 of each year, beginning May 1, 2008, and mature on May 1, 2011;

•	the TECO Finance 7.00% notes due 2012 bear interest at a rate of 7.00% per year, payable on May 1 and November 1 of each year, beginning May 1, 2008, and mature on May 1, 2012; and

•	the TECO Finance 6.75% notes due 2015 bear interest at a rate of 6.75% per year, payable on May 1 and November 1 of each year, beginning May 1, 2008, and mature on May 1, 2015.

TECO Energy may redeem some or all of each series of the TECO Finance notes at a price equal to the greater of (i) 100% of the principal amount of the applicable TECO Finance notes to be redeemed, plus accrued and unpaid interest, or (ii) the net present value of the remaining payments of principal and interest on the applicable TECO Finance notes, discounted at the applicable Treasury Rate (as defined in the applicable supplemental indenture), plus 50 basis points for the TECO Finance 6.572% notes due 2017 and the TECO Finance 6.75% notes due 2015 and 25 basis points for the TECO Finance 7.20% notes due 2011 and the TECO Finance 7.00% notes due 2012. In each case, the redemption price would include accrued and unpaid interest to the redemption date.

Under the indenture, as supplemented, with respect to each series of TECO Finance notes, each of the following is an event of default: (i) failure to pay any interest on (or additional payments pursuant to the registration rights agreement as discussed below) any TECO Finance notes of that series when due, and such failure has continued for 30 days; (ii) failure to pay principal of or any premium on any TECO Finance notes of that series when due; (iii) failure to deposit any sinking fund payment in respect of any TECO Finance notes of that series when due, and such failure has continued for 30 days; (iv) failure to perform any other covenant in the indenture (other than a covenant included in the indenture solely for the benefit of a series of TECO Finance notes other than that series), and such failure has continued for 90 days after TECO Finance, TECO Energy and the trustee receive written notice as provided in the indenture; (v) the guarantee of TECO Energy ceases to be in effect or the guarantor denies its obligations under the guarantee; (vi) events of bankruptcy, insolvency or reorganization; and (vii) any other event defined as an event of default with respect to TECO Finance notes of a particular series.

If an event of default with respect to any series of TECO Finance notes occurs and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding TECO Finance notes of that series may declare the principal amount of all TECO Finance notes of that series to be immediately due and payable. Under some circumstances, the holders of a majority in principal amount of the outstanding TECO Finance notes of that series may rescind and annul that declaration and its consequences.

Pursuant to a negative pledge contained in the second supplement indenture governing the TECO Finance 6.75% notes due 2015, if TECO Energy incurs, issues, assumes or guarantees any debt that is secured by a mortgage, pledge or other lien on (i) certain property having a net book value in excess of 2% of consolidated net assets (as defined in the supplemental indenture), (ii) capital stock or (iii) any subsidiary debt, TECO Energy will, subject to certain exceptions set forth therein, secure the TECO Finance 6.75% notes due 2015 equally and ratably with such debt.

The TECO Finance notes are unsecured and rank equally with TECO Finance’s other unsecured and unsubordinated debt and are fully and unconditionally guaranteed by TECO Energy. The guarantees of TECO Energy are unsecured and rank equally with all of TECO Energy’s other unsecured and unsubordinated debt.

The foregoing description of the indenture, the supplemental indentures and the TECO Finance notes is qualified in its entirety by reference to the actual indenture, the first supplemental indenture and the second supplemental indenture (which include the applicable forms of notes), copies of which are filed herewith at Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

The TECO Finance notes are not registered under the Securities Act of 1933 or any state securities laws and were issued pursuant to exemptions from registration provided by Rule 144A and Regulation S under the Securities Act. In connection with the issuance of the TECO Finance notes, TECO Finance entered into a registration rights agreement, dated December 21, 2007, with the lead dealer managers and the co-dealer managers, pursuant to which TECO Finance is obligated to file within 90 days after the date of the original issuance of the TECO Finance notes a registration statement with respect to an offer to exchange each series of TECO Finance notes for a series of identical registered exchange notes registered under the Securities Act. In addition, TECO Finance is obligated to use its reasonable best efforts to cause the registration statement to be declared effective within 240 days after the original issuance of the TECO Finance notes. Under certain circumstances, TECO Finance may be required to file a shelf registration statement to cover resales of the TECO Finance notes. If TECO Finance fails to satisfy these and other obligations contained in the registration rights agreement, it will be obligated to make additional payments to the holders of the TECO Finance notes in an amount starting at 0.25% per year, and potentially increasing to up to 1.0% per year, until such failed obligations are cured.

The foregoing description of the registration rights agreement is qualified in its entirety by reference to the actual registration rights agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture dated as of December 21, 2007 by and among TECO Finance, Inc., as issuer, TECO Energy, Inc., as guarantor, and The Bank of New York Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture dated as of December 21, 2007 by and among TECO Finance, Inc., as issuer, TECO Energy, Inc., as guarantor, and The Bank of New York Trust Company, N.A., as trustee, supplementing the Indenture dated as of December 21, 2007 (including the form of TECO Finance 7.20% notes due 2011, TECO Finance 7.00% notes due 2012 and TECO Finance 6.572% notes due 2017).

4.3	Second Supplemental Indenture dated as of December 21, 2007 by and among TECO Finance, Inc., as issuer, TECO Energy, Inc., as guarantor, and The Bank of New York Trust Company, N.A., as trustee, supplementing the Indenture dated as of December 21, 2007 (including the form of TECO Finance 6.75% notes due 2015).

10.1	Registration Rights Agreement dated as of December 21, 2007 by and among TECO Energy, Inc., TECO Finance, Inc., CitiGroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2007	TECO ENERGY, INC.
(Registrant)

/s/ S. W. CALLAHAN
S. W. CALLAHAN
Vice President-Treasury and Risk Management
(Treasurer and Chief Accounting Officer and Assistant Secretary)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
4.1	Indenture dated as of December 21, 2007 by and among TECO Finance, Inc., as issuer, TECO Energy, Inc., as guarantor, and The Bank of New York Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture dated as of December 21, 2007 by and among TECO Finance, Inc., as issuer, TECO Energy, Inc., as guarantor, and The Bank of New York Trust Company, N.A., as trustee, supplementing the Indenture dated as of December 21, 2007 (including the form of TECO Finance 7.20% notes due 2011, TECO Finance 7.00% notes due 2012 and TECO Finance 6.572% notes due 2017).

4.3	Second Supplemental Indenture dated as of December 21, 2007 by and among TECO Finance, Inc., as issuer, TECO Energy, Inc., as guarantor, and The Bank of New York Trust Company, N.A., as trustee, supplementing the Indenture dated as of December 21, 2007 (including the form of TECO Finance 6.75% notes due 2015).

10.1	Registration Rights Agreement dated as of December 21, 2007 by and among TECO Energy, Inc., TECO Finance, Inc., CitiGroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC.